(logo) WELLS	Brian Murdock	Corporate & Investment
FARGO	Managing Director	Banking
Commercial Real Estate
MAC D1086-200
550 South Tryon Street 20th
Floor
Charlotte, NC 28202

Tel: +1 – 704-410-1376

Management’s Assessment of Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission (“SEC”) relating to the servicing of asset-backed securities and other structures backed by commercial and multifamily loans as listed in Appendix A to this letter (the “Platform”), except for the servicing criteria noted as INAPPLICABLE Servicing Criteria in Appendix B, which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the period from January 1, 2025 through February 28, 2025 (the “Period”).

With respect to applicable servicing criterion 1122(d)(4)(xi), the Company performs applicable activities covered by this servicing criterion, with respect to the Platform, except the Company has engaged a vendor to perform certain tax payment activities. Such vendor has provided a separate Regulation AB Item 1122 management assessment and attestation for such activities.

With respect to applicable servicing criteria 1122(d)(4)(i) and 1122(d)(4)(vi) the Company has engaged various vendors (the “Vendors”) to perform the activities or portions of the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (“C&DI 200.06”). The Company’s management has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related applicable servicing criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the Period. In making this assessment, the Company’ s management used the servicing criteria set forth by the SEC in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, the Company’s management believes that, as of and for the Period, the Company has complied in all material respects with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of for the Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for Period.

March 12, 2026

/s/ Brian Murdock

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment Advisors WH	1 WILLIAM STREET CREDIT INCOME
1155 AVE OF THE AMERICAS SERVICING	1166 AVENUE OF AMERICAS 2005-C6	1211 Avenue of the Americas 2015-1211
1345 Aveneu of the Americas Park Ave FB 2005-1	1345FB2005 (COMPANION)	2001-CMLB-1
225 LIBERTY STREET TRUST 2016-225L	245 PARK AVE TRUST 2017-245P	245 PARK AVE TRUST 2017-245P C
280 PARK AVENUE 2017-280P	299 PARK SERVICING AGREEMENT	3 WORLD TRADE CENTER 2014
7 WORLD TRADE CENTER	7 WORLD TRADE CENTER 2012-WTC COMPANION	733 THIRD SERVICING AGREEMEMNT
ACAM 2019- FL1	ACAM 2019-FL1 COMPANION	ACM 2016-1
ACM TRAFFORD V LLC WAREHOUSE	ACORE ACP II REIT WF LLC	ACORE CAPITAL WAREHOUSE
Acore Credit IV REIT (DB Repo)	ACORE Credit IV REIT (MS) SPV LLC	ACORE Credit IV REIT (WF) SPV LLC
ACORE Credit IV REIT II SPV LLC	ACORE Credit IV TRS, LLC	Acore Credit Partners II Mortg
ACP II Co-Invest, LP	ACP II REIT GS, LLC	ACP II REIT JPM, LLC
ACP II REIT MS LLC	ACRE 2017-FL3	ACRE 2021-FL4
ACSS Real Estate Funding, LLC	AFHT 2019-FAIR	AG MIT CREL (ANGELO GORDON ENTITY) REPO
AHPT 2017-ATRM	AHPT 2018-ATRM	AHPT 2024-ATRM
AHPT 2024-ATRM COMPANION	AHT 2018-ASHF	AHT 2018-KEYS
ALEN 2021-ACEN	AMERICAN EQUITY INVESTMENT LIF	Annaly CRE LLC
AOA 2021-1177	AOC II Co-Invest, LP	AOC II MORTGAGE, LLC
ARC70 FUND IV, LP	ARCHETYPE & BARCLAYS REPO	AREF 2 WH BC LLC
AREF 2 WH WF LLC (ARGENTIC)	AREIT 2019-CRE3	AREIT 2020-CRE4 COMPANION
ARGENTIC REAL ESTATE FINANCE 2	ARTEMIS REAL ESTATE PARTNERS W	AVATAR WAREHOUSE
Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018-AVM COMPANION	BACM 2016-UBS10
BACM 2017 BNK3	BACM 2017 BNK3 COMPANION	BA-FUNB 2001-3
BAHA 2024-MAR	BALDR SHERWOOD FUND WH	BAMLL 2013-WBRK
BAMLL 2014-520M	BAMLL 2014-8SPR	BAMLL 2014-FL1 COMPANION
BAMLL 2015-200P	BAMLL 2015-ASTR	BAMLL 2015-HAUL
BAMLL 2016-ASHF	BAMLL 2016-ISQR	BAMLL 2016-SS1
BAMLL 2017-SCH	BAMLL 2017-SCH COMPANION	BAMLL 2018-DSNY
BAMLL 2020-BOC	BAMLL 2021-JACX	BAMLL 2024-8SPR
BANCORP 2016 CRE1 COMPANION	BANCORP 2017-CRE2	BANCORP 2017-CRE2 COMPANION
BANCORP 2018-CRE3	BANCORP 2018-CRE3 COMPANION	BANCORP 2018-CRE4
BANCORP 2018-CRE4 COMPANION	BANCORP BANK WAREHOUSE	BANK 2017-BNK4
BANK 2017-BNK4 COMPANION	BANK 2017-BNK5	BANK 2017-BNK5 COMPANION
BANK 2017-BNK6	BANK 2017-BNK7	BANK 2017-BNK7 COMPANION
BANK 2017-BNK8	BANK 2017-BNK8 COMPANION	BANK 2017-BNK9
BANK 2017-BNK9 COMPANION	BANK 2018-BNK10	BANK 2018-BNK10 COMPANION
BANK 2018-BNK11	BANK 2018-BNK12	BANK 2018-BNK13
BANK 2018-BNK13 COMPANION	BANK 2018-BNK14	BANK 2018-BNK14 COMPANION
BANK 2018-BNK15	BANK 2019-BNK16	BANK 2019-BNK16 COMPANION
BANK 2019-BNK17	BANK 2019-BNK17 COMPANION	BANK 2019-BNK18
BANK 2019-BNK18 COMPANION	BANK 2019-BNK19	BANK 2019-BNK20
BANK 2019-BNK20 COMPANION	BANK 2019-BNK21	BANK 2019-BNK21 COMPANION
BANK 2019-BNK22	BANK 2019-BNK23	BANK 2019-BNK24
BANK 2019-BNK24 COMPANION	BANK 2020-BNK25	BANK 2020-BNK25 COMPANION
BANK 2020-BNK26	BANK 2020-BNK27	BANK 2020-BNK28
BANK 2020-BNK28 COMPANION	BANK 2020-BNK29	BANK 2020-BNK29 COMPANION
BANK 2020-BNK30	BANK 2020-BNK30 COMPANION	BANK 2021-BNK31
BANK 2021-BNK32	BANK 2021-BNK33	BANK 2021-BNK33 COMPANION
BANK 2021-BNK34	BANK 2021-BNK34 COMPANION	BANK 2021-BNK35
BANK 2021-BNK35 COMPANION	BANK 2021-BNK36	BANK 2021-BNK37
BANK 2021-BNK38	BANK 2022-BNK39	BANK 2022-BNK40
BANK 2022-BNK40 COMPANION	BANK 2022-BNK41	BANK 2022-BNK42
BANK 2022-BNK43	BANK 2022-BNK43 COMPANION	BANK 2022-BNK44
BANK 2022-BNK44 COMPANION	BANK 2023-BNK45	BANK 2023-BNK46
BANK 2023-BNK46 COMPANION	BANK 2024-BNK47	BANK 2024-BNK47 COMPANION
BANK 2024-BNK48	BANK 2024-BNK48 COMPANION	BANK OF AMERICA WAREHOUSE
BANK5 2023-5YR1	BANK5 2023-5YR1 COMPANION	BANK5 2023-5YR2
BANK5 2023-5YR2 COMPANION	BANK5 2023-5YR3	BANK5 2023-5YR3 COMPANION
BANK5 2023-5YR4	BANK5 2024-5YR10	BANK5 2024-5YR10 COMPANION
BANK5 2024-5YR11	BANK5 2024-5YR11 COMPANION	BANK5 2024-5YR12
BANK5 2024-5YR12 COMPANION	BANK5 2024-5YR5	BANK5 2024-5YR5 COMPANION
BANK5 2024-5YR6	BANK5 2024-5YR6 COMPANION	BANK5 2024-5YR7
BANK5 2024-5YR8	BANK5 2024-5YR8 COMPANION	BANK5 2024-5YR9
BANK5 2024-5YR9 COMPANION	BANK5 2025-5YR13	BANK5 2025-5YR13 COMPANION
BARCLAYS WAREHOUSE	Basis (BIG Real Estate Finance II, LLC)	BASIS BIG REAL ESTATE WAREHOUSE
BASIS RE CAPITAL II (REPO)	Bayview Commercial Mortgage Finance LLC	BAYVIEW WAREHOUSE
BBCMS 2015-MSQ	BBCMS 2015-MSQ COMPANION	BBCMS 2016-ETC
BBCMS 2016-ETC COMPANION	BBCMS 2017 C1 Companion	BBCMS 2017-C1
BBCMS 2018-BXH	BBCMS 2018-C2	BBCMS 2018-C2 COMPANION
BBCMS 2018-CHR	BBCMS 2018-CHRS COMPANION	BBCMS 2018-EXCL
BBCMS 2018-RRI	BBCMS 2019-C4	BBCMS 2019-C4 COMPANION
BBCMS 2020-C7	BBCMS 2020-C7 COMPANION	BBCMS 2020-C8
BBCMS 2021-C11	BBCMS 2021-C11 COMPANION	BBCMS 2024-5C25
BBCMS 2024-5C27	BBCMS 2024-5C27 COMPANION	BBCMS 2024-C26
BBCMS 2024-C26 COMPANION	BBCMS 2024-C28	BBCMS 2024-C28 COMPANION
BBCRE 2015-GTP	BBSG 2016-MRP	BB-UBS 2012-SHOW
BB-UBS 2012-TFT	BDS 2018-FL2 COMPANION	BDS 2019-FL4
BDS 2019-FL4 COMPANION	BDS 2020-FL5	BDS 2020-FL5 COMPANION
BDS 2020-FL6	BDS 2021-FL10	BDS 2021-FL10 COMPANION
BDS 2021-FL7	BDS 2021-FL7 COMPANION	BDS 2021-FL8
BDS 2021-FL9	BDS 2021-FL9 COMPANION	BDS 2022-FL11
BDS 2022-FL11 COMPANION	BDS 2022-FL12	BDS 2022-FL12 COMPANION
BDS 2024-FL13	BDS 2024-FL13 COMPANION	BDS III Mortgage Capital G LLC
BDS III Mortgage Capital J LLC	BDS III MORTGAGE CAPITAL LLC	BDS IV MORTGAGE CAPITAL G LLC
BDS IV MORTGAGE CAPITAL J LLC	BDS IV Mortgage Capital LLC	BDS IV Mortgage Capital S LLC
BDS IV MORTGAGE CAPITAL W LLC	BDS V MORTGAGE CAPITAL G LLC	BDS V MORTGAGE CAPITAL LLC
BDS V MORTGAGE CAPITAL W LLC	BENCHMARK 2018-B1	BENCHMARK 2018-B1 COMPANION
BENCHMARK 2019-B9	BENCHMARK 2019-B9 COMPANION	BENEFIT STREET PARTNERS
BERKSHIRE MEZZ	BFLD 2024-UNIV	BGL Pinehurst 2023-1
BHMS 2018-ATLS	BHR 2018-PRME	BIG Real Estate Investments II
BLACKROCK WELLS FARGO WH	BLACKSTONE (BRE/MWT)	BLP 2023-IND
BMARK 2018- B5	BMARK 2018-B4	BMARK 2018-B4 COMPANION
BMARK 2018-B5 COMPANION	BMARK 2024-V12	BMARK 2024-V12 COMPANION
BMARK 2024-V8	BMO 2024-5C3	BMO 2024-5C3 COMPANION
BMO 2024-5C8	BMO 2024-5C8 COMPANION	BMO 2024-C8
BPR 2021-TY	BPR 2022-OANA	BPR 2022-STAR
BPR 2023-STON	BPR 2024-PARK	BPR 2024-PARK COMPANION
BPR 2024-PMDW	BRDIGE BDS III WELLS REPO	BRIGADE CAPITAL MGMT WAREHOUSE
BSB06001	BSC04PWR3	BSC04PWR6
BSC05PWR10	BSC05PWR7	BSC05PWR8
BSC05PWR9	BSC06PWR13	BSC07PWR15
BSC07PWR16	BSC07PWR17	BSC07PWR18
BSCM06TOP24	BSCM07TOP26	BSCM07TOP28 (COMPANION) 2_STARWOOD
BSCMS05TOP20 (COMPANION) 1_NYLIFE	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE	BSCMS05TOP20 (COMPANION) 3_METLIFE
BSPCC II WAREHOUSE	BSPRT SUB LENDER II, LLC WH	BSREP 2021-DC
BWAY 2013-1515	BWAY 2015-1740	BX 2018-IND
BX 2021-21M	BX 2021-PAC	BX 2021-VIEW
BX 2021-VINO	BX 2021-XL2	BX 2022-AHP
BX 2022-CSMO	BX 2022-GPA	BX 2024-AIR2
BX 2024-AIRC	BX 2024-MF	BX 2024-PAT
BXHPP 2021-FILM	BXP 2017-CC	BXP 2017-CC COMPANION
BXP 2017-GM	BXP 2017-GM COMPANION	BXP 2021-601L
BXP 2021-601L COMPANION	BXT 2017-CQHP	CALI 2024-SUN
CAMB 2019-LIFE	CANTOR CRE LENDING LP	CANTOR REPO WITH MET LIFE
CAPITAL LEASE WAREHOUSE-526	CAPITAL SOURCE RELT 2006-A	CARMEL PARTNERS
CD 2006-CD2	CD 2016 CD2	CD 2016-CD2 COMPANION
CD 2017-CD5	CD 2017-CD5 COMPANION	CD 2017-CD6
CD 2017-CD6 COMPANION	CF RFP SELLER WAREHOUSE	CF TRANS SELLER II WAREHOUSE
CF TRANS SELLER III WAREHOUSE	CFCRE 2016-C3	CFCRE 2016-C3 COMPANION
CFCRE 2016-C4	CFCRE 2016-C6	CFCRE 2016-C6 COMPANION
CFCRE 2017-C8	CFCRE 2017-C8 COMPANION	CG FUNDING I LLC
CG FUNDING II LLC	CGCMT 2013-GC15	CGCMT 2013-GC17
CGCMT 2014-GC19	CGCMT 2014-GC21	CGCMT 2014-GC25
CGCMT 2015-101A	CGCMT 2015-GC27	CGCMT 2015-GC31
CGCMT 2015-GC33	CGCMT 2015-GC33 Companion	CGCMT 2015-P1
CGCMT 2015-P1 Companion	CGCMT 2016-C1	CGCMT 2016-C1 COMPANION
CGCMT 2016-GC37	CGCMT 2016-P3	CGCMT 2016-P4
CGCMT 2016-P4 COMPANION	CGCMT 2017-B1	CGCMT 2017-B1 COMPANION
CGCMT 2017-P7	CGCMT 2017-P7 COMPANION	CGCMT 2017-P8
CGCMT 2017-P8 COMPANION	CGCMT 2018-C6	CGCMT 2018-C6 COMPANION
CGCMT 2019-C7	CGCMT 2019-C7 COMPANION	CGCMT 2019-GC43
CGCMT 2019-GC43 COMPANION	CGMS 2017-MDDR POOL A	CGMS 2017-MDDR POOL B
CGMS 2017-MDDR POOL C	CGRBS 2013-VNO5TH	CHINA ORIENT ENHANCED INCOME
CHT 2017-COSMO	CIBC	CITI REAL ESTATE FUNDING WH
CITIGROUP 2006 C5	CITIGROUP 2007-C6	CITIGROUP 2012-GC8
CITIGROUP 2012-GC8 COMPANION	CITIGROUP 2013-375P	CITIGROUP 2013-375P COMPANION
CITIGROUP 2013-GCJ11	CITIGROUP GLOBAL MARKETS REALTY CORP	CL Servicing LLC
CLAROS MORTGAGE TRUST WAREHOUSE	CLI INSURANCE SERVICING	CLMT 2016-CLNE
CLNC CREDIT 6 LLC	CLNC Credit 7, LLC	CLNC SL SILICON, LLC
CLNS 2017-IKMZ COMPANION	CMTG GS FINANCE (MACK RE)	COAST 2023-2HTL
COBALT 2007-C2	COLONY COLFINNOMA WAREHOUSE	Colony Northstar Credit Real Estate Inc
COLONY NSTAR (CLNC Credit 8 LLC) REPO	COMM 2009-K4	COMM 2010-C1
COMM 2012-CCRE1	COMM 2012-CCRE2	COMM 2012-CCRE3
COMM 2012-CCRE4	COMM 2012-CCRE4 COMPANION	COMM 2012-LC4
COMM 2013-CCRE10	COMM 2013-CCRE10 COMPANION	COMM 2013-CCRE12
COMM 2013-CCRE13	COMM 2013-CCRE6	COMM 2013-SFS
COMM 2013-WWP	COMM 2014-277P	COMM 2014-CCRE14
COMM 2014-CCRE14 COMPANION	COMM 2014-CCRE15	COMM 2014-CCRE20
COMM 2014-CCRE20 COMPANION	COMM 2014-FL5	COMM 2014-LC15
COMM 2014-LC15 COMPANION	COMM 2014-LC17	COMM 2014-UB6
COMM 2014-UBS3	COMM 2014-UBS3 COMPANION	COMM 2014-UBS5
COMM 2014-UBS5 COMPANION	COMM 2015 -3BP	COMM 2015-CCRE22
COMM 2015-CCRE23	COMM 2015-CCRE23 COMPANION	COMM 2015-CCRE24
COMM 2015-CCRE24 COMPANION	COMM 2015-CCRE25	COMM 2015-CCRE26
COMM 2015-CCRE26 COMPANION	COMM 2015-LC23	COMM 2015-PC1
COMM 2016-787S	COMM 2016-787S COMPANION	COMM 2016-CCRE28
COMM 2016-DC2	COMM 2016-DC2 COMPANION	COMM 2017-PANW
COMM 2018-HOME	COMM 2018-HOME COMPANION	COMM 2020-CX
COMM 2020-CX COMPANION	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL	COMMUNITY SOUTH BANK PORTFOLIO
CORE 2019-CORE	COUNTRYWIDE 2007-MF1	CPTS 2019-CPT
CPTS 2019-CPT COMPANION	CRE/AFS ESCROW ONLY LOANS	CREO LENDING LP
CREO Lending S1 LLC	CREST 2003-2	CS FIRST BOSTON 1998 C2
CSAIL 2015-C2	CSAIL 2015-C2 COMPANION	CSAIL 2015-C4
CSAIL 2016-C7	CSAIL 2017-C8	CSAIL 2017-C8 COMPANION
CSAIL 2018 -CX12	CSAIL 2018-C14	CSAIL 2018-C14 COMPANION
CSAIL 2018-CX12 COMPANION	CSCMT 2007-C2	CSCMT 2007-C3
CSFB94CFB1	CSMC 2014-USA	CSMC 2016-NXSR
CSMC 2016-NXSR COMPANION	CSMC 2017-CHOP	CSMC 2017-PFHP
CSMC 2017-TIME	CSMC 2018-SITE	CSMC 2018-SITE COMPANION
CSWF 2018-TOP	CSWF 2021-SOP2	DAVIS COMPANIES WAREHOUSE
DBCCRE 2014-ARCP	DBCG 2017-BBG	DBGS 2018-1
DBGS 2018-C1 COMPANION	DBJPM 2016-C1	DBJPM 2016-C1 COMPANION
DBJPM 2016-SFC	DBJPM 2016-SFC COMPANION	DBUBS 2011- LC3
DBUBS 2011-LC1	DBUBS 2011-LC1 COMPANION	DBUBS 2011-LC2
DBUBS 2017-BRBK	DBUBS 2017-BRBK COMPANION	DBWF 2015-LCM
DBWF 2016-85T	DBWF 2016-85T COMPANION	DBWF 2018-AMXP
DBWF 2024-LCRS	DCOT 2019-MTC	DCOT 2019-MTC COMPANION
DELPHI CRE FUNDING (ACORE WAREHOUSE)	DEUTSCHE TRUST COMPANY LIMITED	DEXIA REAL ESTATE CAPITAL MARK
DK ASH MEZZ C LLC	DOLLAR GENERAL	Dolp Trust 2021-NYC
DPT 2023-STE2	DRAWBRIDGE WAREHOUSE	ELLIOTT WAREHOUSE
ELM 2024-ELM (10 Pack)	ELM 2024-ELM (15 Pack)	ENERGY PLAZA LEASE TRUST 2002
FG MANAGEMENT (FGUSRED) WAREHOUSE	FII F DEBT ACCT PTE LTD	First Tennessee Bank
FMPRE 2017-KT02	FMPRE 2018-KT03	FNMA World Savings
FORT CRE 2022-FL3	FORT CRE 2022-FL3 COMPANION	FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE
FORTRESS REPO WITH NATIXIS	FREDDIE MAC WHOLE LOAN FUND -H	FREDDIE MAC-NREF Mezz
FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2012-K19	FREMF 2012-K20
FREMF 2012-K21	FREMF 2012-K22	FREMF 2012-K23
FREMF 2013-K24	FREMF 2013-K25	FREMF 2013-K26
FREMF 2013-K28	FREMF 2013-K29	FREMF 2013-K30
FREMF 2013-K31	FREMF 2013-K32	FREMF 2013-K33
FREMF 2013-K34	FREMF 2013-K35	FREMF 2013-KS01
FREMF 2014-K36	FREMF 2014-K37	FREMF 2014-K38
FREMF 2014-K39	FREMF 2014-K40	FREMF 2014-K41
FREMF 2014-K715	FREMF 2014-K716	FREMF 2014-KX01
FREMF 2015-K1501	FREMF 2015-K42	FREMF 2015-K43
FREMF 2015-K44	FREMF 2015-K45	FREMF 2015-K46
FREMF 2015-K47	FREMF 2015-K48	FREMF 2015-K49
FREMF 2015-K50	FREMF 2015-K51	FREMF 2015-K718
FREMF 2015-K720	FREMF 2015-K721	FREMF 2015-KF09
FREMF 2015-KF10	FREMF 2015-KS03	FREMF 2016 KF18
FREMF 2016-K52	FREMF 2016-K53	FREMF 2016-K54
FREMF 2016-K55	FREMF 2016-K56	FREMF 2016-K57
FREMF 2016-K59	FREMF 2016-K60	FREMF 2016-K722
FREMF 2016-K723	FREMF 2016-KF14	FREMF 2016-KF15
FREMF 2016-KF19	FREMF 2016-KIR1	FREMF 2016-KS06
FREMF 2016-KS07	FREMF 2016-KW01	FREMF 2016-KX02
FREMF 2017-K61	FREMF 2017-K62	FREMF 2017-K64
FREMF 2017-K65	FREMF 2017-K66	FREMF 2017-K67
FREMF 2017-K68	FREMF 2017-K69	FREMF 2017-K70
FREMF 2017-K71	FREMF 2017-K725	FREMF 2017-K726
FREMF 2017-K727	FREMF 2017-K728	FREMF 2017-K729
FREMF 2017-KBF1	FREMF 2017-KF27	FREMF 2017-KF28
FREMF 2017-KF32	FREMF 2017-KF34	FREMF 2017-KF36
FREMF 2017-KF37	FREMF 2017-KF39	FREMF 2017-KF40
FREMF 2017-KF41	FREMF 2017-KGS1	FREMF 2017-KJ12
FREMF 2017-KJ14	FREMF 2017-KJ16	FREMF 2017-KJ17
FREMF 2017-KL01	FREMF 2017-KS08	FREMF 2017-KS09
FREMF 2017-KT01	FREMF 2017-KW02	FREMF 2017-KW03
FREMF 2018-K1505	FREMF 2018-K1506	FREMF 2018-K1507
FREMF 2018-K1508	FREMF 2018-K72	FREMF 2018-K73
FREMF 2018-K730	FREMF 2018-K731	FREMF 2018-K732
FREMF 2018-K75	FREMF 2018-K76	FREMF 2018-K77
FREMF 2018-K78	FREMF 2018-K79	FREMF 2018-K80
FREMF 2018-K81	FREMF 2018-K82	FREMF 2018-K83
FREMF 2018-K84	FREMF 2018-K86	FREMF 2018-KBF2
FREMF 2018-KBX1	FREMF 2018-KC02	FREMF 2018-KF42
FREMF 2018-KF43	FREMF 2018-KF44	FREMF 2018-KF45
FREMF 2018-KF46	FREMF 2018-KF47	FREMF 2018-KF48
FREMF 2018-KF49	FREMF 2018-KF50	FREMF 2018-KF52
FREMF 2018-KF53	FREMF 2018-KF55	FREMF 2018-KF56
FREMF 2018-KHG1	FREMF 2018-KJ19	FREMF 2018-KJ20
FREMF 2018-KL02	FREMF 2018-KL03	FREMF 2018-KS10
FREMF 2018-KSL1	FREMF 2018-KSW4	FREMF 2018-KW04
FREMF 2018-KW05	FREMF 2018-KW06	FREMF 2018-KW07
FREMF 2018-KX03	FREMF 2019-K100	FREMF 2019-K101
FREMF 2019-K102	FREMF 2019-K103	FREMF 2019-K1510
FREMF 2019-K1511	FREMF 2019-K1512	FREMF 2019-K1513
FREMF 2019-K1514	FREMF 2019-K734	FREMF 2019-K735
FREMF 2019-K736	FREMF 2019-K87	FREMF 2019-K88
FREMF 2019-K89	FREMF 2019-K90	FREMF 2019-K92
FREMF 2019-K93	FREMF 2019-K94	FREMF 2019-K95
FREMF 2019-K96	FREMF 2019-K97	FREMF 2019-K98
FREMF 2019-K99	FREMF 2019-KBF3	FREMF 2019-KC04
FREMF 2019-KC05	FREMF 2019-KC06	FREMF 2019-KC07
FREMF 2019-KF57	FREMF 2019-KF60	FREMF 2019-KF61
FREMF 2019-KF62	FREMF 2019-KF63	FREMF 2019-KF64
FREMF 2019-KF66	FREMF 2019-KF68	FREMF 2019-KF70
FREMF 2019-KF72	FREMF 2019-KF73	FREMF 2019-KJ25
FREMF 2019-KJ26	FREMF 2019-KJ27	FREMF 2019-KL04
FREMF 2019-KS11	FREMF 2019-KS12	FREMF 2019-KS13
FREMF 2019-KW09	FREMF 2019-KW10	FREMF 2020-K104
FREMF 2020-K108	FREMF 2020-K109	FREMF 2020-K111
FREMF 2020-K112	FREMF 2020-K113	FREMF 2020-K114
FREMF 2020-K115	FREMF 2020-K116	FREMF 2020-K117
FREMF 2020-K118	FREMF 2020-K119	FREMF 2020-K122
FREMF 2020-K1517	FREMF 2020-K737	FREMF 2020-K738
FREMF 2020-K739	FREMF 2020-K740	FREMF 2020-KF74
FREMF 2020-KF75	FREMF 2020-KF77	FREMF 2020-KF78
FREMF 2020-KF79	FREMF 2020-KF81	FREMF 2020-KF82
FREMF 2020-KF83	FREMF 2020-KF86	FREMF 2020-KF88
FREMF 2020-KF89	FREMF 2020-KF90	FREMF 2020-KF91
FREMF 2020-KF92	FREMF 2020-KF93	FREMF 2020-KF94
FREMF 2020-KF95	FREMF 2020-KG04	FREMF 2020-KHG2
FREMF 2020-KI05	FREMF 2020-KJ28	FREMF 2020-KJ29
FREMF 2020-KJ30	FREMF 2020-KJ31	FREMF 2020-KJ32
FREMF 2020-KS14	FREMF 2020-KSG1	FREMF 2020-KX04
FREMF 2021-K123	FREMF 2021-K126	FREMF 2021-K127
FREMF 2021-K128	FREMF 2021-K129	FREMF 2021-K130
FREMF 2021-K133	FREMF 2021-K134	FREMF 2021-K135
FREMF 2021-K136	FREMF 2021-K1521	FREMF 2021-K1522
FREMF 2021-K741	FREMF 2021-K742	FREMF 2021-K743
FREMF 2021-K744	FREMF 2021-K745	FREMF 2021-K746
FREMF 2021-KF100	FREMF 2021-KF101	FREMF 2021-KF102
FREMF 2021-KF103	FREMF 2021-KF104	FREMF 2021-KF105
FREMF 2021-KF106	FREMF 2021-KF107	FREMF 2021-KF108
FREMF 2021-KF109	FREMF 2021-KF110	FREMF 2021-KF111
FREMF 2021-KF113	FREMF 2021-KF116	FREMF 2021-KF117
FREMF 2021-KF119	FREMF 2021-KF121	FREMF 2021-KF122
FREMF 2021-KF124	FREMF 2021-KF126	FREMF 2021-KF96
FREMF 2021-KF97	FREMF 2021-KF99	FREMF 2021-KG06
FREMF 2021-KI07	FREMF 2021-KJ33	FREMF 2021-KJ34
FREMF 2021-KJ36	FREMF 2021-KLU3	FREMF 2021-KSG2
FREMF 2022-K139	FREMF 2022-K140	FREMF 2022-K141
FREMF 2022-K142	FREMF 2022-K143	FREMF 2022-K146
FREMF 2022-K148	FREMF 2022-K149	FREMF 2022-K150
FREMF 2022-K151	FREMF 2022-K152	FREMF 2022-K747
FREMF 2022-K748	FREMF 2022-K749	FREMF 2022-K750
FREMF 2022-KF128	FREMF 2022-KF130	FREMF 2022-KF131
FREMF 2022-KF132	FREMF 2022-KF133	FREMF 2022-KF134
FREMF 2022-KF135	FREMF 2022-KF136	FREMF 2022-KF137
FREMF 2022-KF138	FREMF 2022-KF140	FREMF 2022-KF141
FREMF 2022-KF142	FREMF 2022-KF143	FREMF 2022-KF145
FREMF 2022-KF146	FREMF 2022-KF147	FREMF 2022-KF148
FREMF 2022-KI09	FREMF 2022-KJ37	FREMF 2022-KJ38
FREMF 2022-KJ39	FREMF 2022-KJ40	FREMF 2022-KJ41
FREMF 2022-KJ42	FREMF 2022-KJ43	FREMF 2022-KSG3
FREMF 2022-KSG4	FREMF 2023-K153	FREMF 2023-K154
FREMF 2023-K155	FREMF 2023-K158	FREMF 2023-K159
FREMF 2023-K160	FREMF 2023-K507	FREMF 2023-K508
FREMF 2023-K509	FREMF 2023-K510	FREMF 2023-K511
FREMF 2023-K511 COMPANION	FREMF 2023-K751	FREMF 2023-K752
FREMF 2023-KF149	FREMF 2023-KF151	FREMF 2023-KF152
FREMF 2023-KF153	FREMF 2023-KF154	FREMF 2023-KF155
FREMF 2023-KF158	FREMF 2023-KF159	FREMF 2023-KF160
FREMF 2023-KF161	FREMF 2023-KG08	FREMF 2023-KJ44
FREMF 2023-KJ47	FREMF 2023-KJ48	FREMF 2023-KS15
FREMF 2024-K162	FREMF 2024-K163	FREMF 2024-K164
FREMF 2024-K165	FREMF 2024-K166	FREMF 2024-K167
FREMF 2024-K513	FREMF 2024-K515	FREMF 2024-K517
FREMF 2024-K518	FREMF 2024-K519	FREMF 2024-K521
FREMF 2024-K526	FREMF 2024-K527	FREMF 2024-K529
FREMF 2024-K530	FREMF 2024-K531	FREMF 2024-K757
FREMF 2024-KF162	FREMF 2024-KF163	FREMF 2024-KF164
FREMF 2024-KJ49	FREMF 2024-KJ50	FREMF 2024-KJ51
FREMF 2024-KJ52	FREMF 2024-Q026	FRETE 2017-ML01
FRETE 2017-ML03	FRETE 2018-ML04	FRETE 2019-ML06
FRETE 2021-ML08	FRETE 2021-ML09	FRETE 2021-ML12
FRETE 2022-ML14	FRETE 2023-ML17	FRETE 2023-ML20
FRETE 2024-ML27	FS CREIT FINANCE BMO-1 LLC	FS CREIT FINANCE GS1
FS CREIT FINANCE MM-1 LLC	FS CREIT FINANCE MS-1 LLC	FS CREIT FINANCE NTX-1 LLC
FS CREIT FINANCE WF-1 LLC	FS CREIT Finance WF-2 LLC	FS RIALTO 2019- FL1 CLO PARTIC
FS RIALTO 2019-FL1	FS RIALTO 2021-FL2	FS RIALTO 2021-FL2 CLO PARTIC
FS RIALTO 2021-FL3	FS RIALTO 2021-FL3 CLO PARTIC	FS RIALTO 2022-FL4
FS RIALTO 2022-FL4 PARTICIPATI	FS RIALTO 2022-FL5	FS RIALTO 2022-FL5 PARTICIPATI
FS RIALTO 2022-FL6	FS RIALTO 2022-FL6 PARTICIPATI	FS RIALTO 2022-FL7
FS RIALTO 2022-FL7 PARTICIPATI	FS Rialto 2025-FL10	FS Rialto 2025-FL10 PARTICIPATION
GACM 2020-FL2 CLO	GCCP H-1, LLC (GROSSMAN)	GE 2006 C1
GECMC 2007-C1	GEMINI ALTO CENTERVILLE WAREHOUSE	GERMAN AMERICAN CAPITAL CORPORATION WH
GOLDMAN 2007-GG10	GOLDMAN SACHS 2005-ROCK	GOLDMAN SACHS WAREHOUSE
GP COMMERCIAL WF LLC REPO	GPMT 2018-FL1	GPMT 2018-FL1 COMPANION
GPMT 2019-FL2	GPMT 2019-FL2 COMPANION	GPMT 2021-FL3
GRACE 2020-GRCE	GRACE 2020-GRCE COMPANION	Grand Avenue CRE 2019-FL1
GRASS RIVER SUB AGREEMENT	GREENWICH CCFC 05 GG5 (COMPANION)	GREENWICH CCFC 2007-GG9
GREENWICH CCFC 2007-GG9 COMPANION	GS 2017-STAY	GSMC 2013-G1 SPECIAL SERVICER
GSMS 2011-GC3	GSMS 2011-GC5	GSMS 2012-ALOHA
GSMS 2012-BWTR	GSMS 2012-GCJ7	GSMS 2012-GCJ7 COMPANION
GSMS 2012-GCJ9	GSMS 2012-TMSQ	GSMS 2013-G1
GSMS 2013-GC10	GSMS 2013-GC13	GSMS 2013-GCJ12
GSMS 2013-GCJ14	GSMS 2013-GCJ16	GSMS 2014-GC18
GSMS 2014-GC22	GSMS 2014-GC22 COMPANION	GSMS 2014-GC26
GSMS 2015-590M	GSMS 2015-590M COMPANION	GSMS 2015-GC28
GSMS 2015-GC34	GSMS 2015-GC34 COMPANION	GSMS 2016 GS4
GSMS 2016-GS4 COMPANION	GSMS 2016-RENT COMPANION	GSMS 2017-375H
GSMS 2017-GS7	GSMS 2017-GS8	GSMS 2017-GS8 COMPANION
GSMS 2017-SLP	GSMS 2017-SLP REIT	GSMS 2018-3PCK
GSMS 2018-GS10	GSMS 2018-GS10 COMPANION	GSMS 2018-GS9
GSMS 2018-GS9 COMPANION	GSMS 2018-LUAU	GSMS 2018-RIVR
GSMS 2018-SRP5	GSMS 2018-TWR	GSMS 2019-GC38
GSMS 2019-GC38 COMPANION	GSMS 2020-GC47	GSMS 2020-GC47 COMPANION
GSMS 2021-ARDN	GSMS 2021-GSA3	GSMS 2021-GSA3 COMPANION
GSMS 2021-IP	GSMSC 2010-C1	Hana Alternative Private Real Estate Trust No. 71
Hancock Capital Investment Management	HANCOCK/OPTUM BANK WAREHOUSE	HANGANG WAREHOUSE
HBST 2015-HBS	HERA 2021-FL1	HILT 2024-ORL
HILTON 2016-HHV	HILTON 2016-HHV COMPANION	HILTON 2016-SFP
HMH 2017-NSS	HRCP DLI ATLS, LLC & HRCP AIV	HRCP DLI LLC HRCP AIV II DLI LLC
HUDSON YARDS 2016-10HY	HUDSON YARDS 2016-10HY COMPAN	HUDSON YARDS 2019-30HY
HUDSON YARDS 2019-30HY COMPAN	HUDSON YARDS 2019-55HY	HUDSON YARDS 2019-55HY COMPAN
HY 2025-SPRL	HY 2025-SPRL COMPANION	HYT 2024-RGCY
HYUNDAI INVESTMENTS (10HY MEZZ	ICNQ 2024-MF	ICNQ 2024-MF COMPANION
IMT 2017-APTS	INLAND (IMC LENDING LLC) WAREHOUSE	INLAND (INLAND MORTGAGE CAPITAL)
Inland Mortgage Capital LLC Warehouse	Inland Mortgage Lending REPO	Inpoint CS Loan (soundpoint Credit Suisse Repo)
INPOINT JPM WAREHOUSE	INPOINT REIT OPERATING PARTNER	INTOWN 2022-STAY
Invesco CMI Investments, LP	IRV 2025-200P	IRVINE CORE OFFICE TRUST 2013-IRV
JAWS EQUITY OWNER 229, L.L.C.	JAX 2019-LIC	JEMB MADISON AVE LLC (BASIS I - 292 MAD)
JLC VII WAREHOUSE	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)	John Hancock GA Mortgage Trust
JP MORGAN CHASE	JPM 2012-CIBX COMPANION	JPM Hilton Orlando Trust 2018-HLTNO
JPM06CIBC15	JPM06CIBC17	JPM08C2
JPM2007LDP12	JPMBB 2013-C15	JPMBB 2013-C17
JPMBB 2013-C17 COMPANION	JPMBB 2014-C21	JPMBB 2014-C22
JPMBB 2014-C23	JPMBB 2014-C24	JPMBB 2014-C25
JPMBB 2014-C25 COMPANION	JPMBB 2015-C28	JPMBB 2015-C29
JPMBB 2015-C30	JPMBB 2015-C30 COMPANION	JPMBB 2015-C32
JPMBB 2015-C32 COMPANION	JPMBB 2015-C33	JPMBB 2016-C1
JPMC 2003 ML1	JPMC 2005-LDP2	JPMC 2006-LDP9
JPMC 2006-LDP9 COMPANION	JPMC 2012-CIBX	JPMC 2014-C20
JPMC 2014-C20 COMPANION	JPMCC 2007-LDP11	JPMCC 2012-C6
JPMCC 2013-C16	JPMCC 2014-DSTY	JPMCC 2015-JP1
JPMCC 2015-JP1 COMPANION	JPMCC 2016-JP2	JPMCC 2016-JP2 COMPANION
JPMCC 2016-JP4	JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE
JPMCC 2016-NINE COMPANION	JPMCC 2017-FL10	JPMCC 2017-FL10 COMPANION
JPMCC 2017-JP7	JPMCC 2017-MARK	JPMCC 2017-MARK COMPANION
JPMCC 2018-ASH8	JPMCC 2018-LAQ (La Quinta Hotel)	JPMCC 2018-PTC
JPMCC 2018-PTC COMPANION	JPMCC 2021-2NU	JPMDB 2016-C2
JPMDB 2016-C2 COMPANION	JPMDB 2016-C4	JPMDB 2016-C4 COMPANION
JPMDB 2017-C5	JPMDB 2018-C8	JPMDB 2018-C8 COMPANION
JW 2024-MRCO	JW MARRIOTT 2017 MEZZ	KIWOOM 18 WAREHOUSE
KIWOOM NONGHYUP WAREHOUSE	KSL 2023-HT	KSL 2024-HT2
KTB CRE Debt Fund No. 14-1 & KTB CRE Debt Fund No. 14-2	Ladder Capital Finance LLC	LADDER CAPITAL IX WAREHOUSE
LADDER CAPITAL LLC REPO	LADDER CAPITAL REALTY III LLC	LADDER CAPITALVIII REPO
Ladder CRE Finance REIT Inc	LADDER DEUTSCHE REPO	LADDER JPM REPO
LADDER VI REIT WAREHOUSE	LADDER VI TRS WAREHOUSE	LADDER WELLS FARGO REPO
LB 1999 C1	LB UBS 2004 C6	LB UBS 2005 C1 COMPANION
LB UBS 2006-C4 COMPANION	LB UBS 2006-C6	LB UBS 2006-C7
LB UBS 2008-C1	LB-UBS 2005 C7	LB-UBS 2005-C7 COMPANION
LB-UBS 2006 C1 COMPANION	LB-UBS 2006-C3 COMPANION	LB-UBS 2007-C2
LB-UBS 2007-C6	LB-UBS 2007-C7	LBUBS05C3
LBUBS2005C3 COMPANION	LCCM 2017-LC26	LCCM 2017-LC26 COMPANION
LCCM 2020-FL3	LCCM 2021-FL2	LCCM 2021-FL2 COMPANION
LCCM 2021-FL3	LCCM 2021-FL3 COMPANION	LCCM2013GCP
LCF UBS Bank Repo	LEHMAN-UBS 2005 C5 COMPANION	LEONARDO ASSET FUND
Leonardo Asset Fund LLC	LEONARDO PREFERRED INVESTMENTS	LIBREMAX WAREHOUSE
LIDO FUNDING LLC (STARWOOD)	LOANCORE (JEFFERIES) WAREHOUSE	LOANCORE CAPITAL REIT WAREHOUSE
LOEWS 2024-MIA	LONE STAR REPO WITH WELLS FARGO	LSTAR 2015-3
LSTAR 2016-4	LSTAR 2017-5	LSTAR I LLC REPO
LV 2024-SHOW	M360 2018-CRE1 COMPANION	M360 2019-CRE2
M360 2019-CRE2 COMPANION	MAD 2017-330M	MANHATTAN WEST 2020-1MW
MANHATTAN WEST 2020-1MW COMPANION	MARATHON ASSET MANAGEMENT, LLC	MARATHON MAM REPO
MARATHON REAL ESTATE CDO 2006-1	MCR 2024-TWA	MED 2021-MDLN
MED 2024-MOB	MERRILL LYNCH 2008-C1	MEZZ CAP 2006-C4
MEZZ CAP 2007-C5	MFF MEZZANINE	MIDAS ASSET WAREHOUSE
MIDDLE MARKET BANKING	MILLINIUM INMARK NONGHYUP	Mirae Asset Management
MKT 2020-525 COMPANION	MKT 2020-525M	ML 1997-C2
ML-CFC 2006-1	ML-CFC 2007-6	ML-CFC 2007-7
MLCFC07-5	MLCFC07-6	MLCFC07-8
MLCFC07-9	MLFT 2006-1 (COMPANION)_CAPTRUST	MLMT 2005-CKI1
MLMT06C1	MOFT 2020 - ABC	MOFT 2020 - ABC COMPANION
MORGAN STANLEY	MORGAN STANLEY 2011-C3	MORGAN STANLEY 2020-HR8
MORGAN STANLEY BAML 2012-C6	MORGAN STANLEY SHADOW	MORGAN STANLEY WAREHOUSE
MS06TOP21	MS06TOP23	MS07TOP25
MS07TOP27	MSBAM 2013-C11	MSBAM 2013-C11 COMPANION
MSBAM 2013-C12	MSBAM 2013-C12 COMPANION	MSBAM 2013-C13
MSBAM 2013-C8	MSBAM 2014-C14	MSBAM 2014-C15
MSBAM 2014-C15 COMPANION	MSBAM 2014-C16	MSBAM 2014-C17
MSBAM 2014-C18	MSBAM 2014-C19	MSBAM 2014-C19 COMPANION
MSBAM 2015-C22	MSBAM 2015-C22 COMPANION	MSBAM 2015-C23
MSBAM 2015-C23 COMPANION	MSBAM 2015-C24	MSBAM 2015-C25
MSBAM 2015-C25 COMPANION	MSBAM 2015-C26	MSBAM 2015-C27
MSBAM 2016-C28	MSBAM 2016-C28 COMPANION	MSBAM 2016-C29
MSBAM 2016-C30	MSBAM 2016-C30 COMPANION	MSBAM 2016-C31
MSBAM 2016-C31 COMPANION	MSBAM 2016-C32	MSBAM 2017-C33
MSBAM 2017-C33 COMPANION	MSBAM 2017-C34	MSBAM 2017-C34 COMPANION
MSC 2015-420	MSC 2015-420 COMPANION	MSC 2016-BNK2
MSC 2016-BNK2 Companion	MSC 2017-ASHF	MSC 2017-HR2
MSC 2018-H3	MSC 2018-H3 COMPANION	MSC 2018-MP
MSC 2018-MP COMPANION	MSC 2019-L3	MSC 2019-L3 COMPANION
MSC 2019-MEAD	MSC 2021-PLZA	MSC 2024-NSTB
MSC05HQ6 (COMPANION)_PRUDENTIAL	MSC05HQ7	MSC06HQ10
MSC07HQ12	MSC07IQ13	MSC07IQ16
MSCBB 2016-MART COMPANION	MSCCG 2018-SELF	MSCI 2005-TOP19 COMPANION
MSCI 2016-PSQ	MSCI06HQ8	MSCI06TOP21 (NONPOOLED)
MSDB 2017-712F	MSJP 2015-HAUL	MSMCH and CGML Owner
MSSG 2017-237P	MSSG 2017-237P COMPANION	MSWF 2023-1
MSWF 2023-1 COMPANION	MSWF 2023-2	MSWF 2023-2 COMPANION
MTRO 2019-TECH	MUFG UNION BANK WAREHOUSE	NATIXIS WAREHOUSE
NCMS 2018-850T COMPANION	NCMS 2018-ALXA	NCMS 2018-ALXA COMPANION
NCMS 2018-FL1	NCMS 2018-FL1 COMPANION	NCMS 2018-PREZ COMPANION
NCMS 2018-SOX	NCMS 2018-SOX COMPANION	NCMS 2018-TECH
New York Life Insurance Compan	NOHT 2019-HNLA	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE
NORTHSTAR CDO VI	NORTHSTAR DB LOAN NT-II REPO	NORTHSTAR WAREHOUSE
NORTHSTAR-CITI REPO WAREHOUSE	NStar (MS Loan NT-I, LLC) MS Repo	NXT CAPITAL FUNDING II, LLC
NY 2025-299P	NY 2025-299P COMPANION	NYC 2025-3BP
NYT 2019-NYT	NYT 2019-NYT COMPANION	OCM OXFORD WAREHOUSE
OMPT 2017-1MKT	One Bryant Park 2019-OBP	ONE LINCOLN 2004-C3
ONE WILLIAM STREET (OWS CF IV	ONE WILLIAM STREET (OWS CF V S	ONE WILLIAM STREET CAP MASTER FUND WH
ONE WILLIAM STREET CF A-2 SPV	ONE WILLIAM STREET CF IX SPV L	ONE WILLIAM STREET CF IX-A SPV
One William Street CF VIII LLC	ONE WILLIAM STREET CMBE MN B S	ONE WILLIAM STREET CMBE MN SPV
ONE WILLIAM STREET CRE FUND L,	One William Street CRE Funding	ONNI 2024-APT
ONYP 2020-1NYP	OPC KMPM LLC (OAKPASS) WH	OREI I INVESTMENTS LLC (OHANA)
OREI II INVESTMENTS LLC (OHANA)	OWS Asset Backed Loans IV, LLC	OWS BACF SPV LLC (OWS WH)
OWS BCA FUNDING WAREHOUSE	OWS CF A, LLC	OWS CF B, LLC
OWS CF B-1 SPV, LLC	OWS CF B-2 SPV, LLC	OWS CF II SPV LLC Warehouse
OWS CF SUB I WAREHOUSE	OWS CF VI SPV WAREHOUSE	OWS COMMERCIAL FUNDING 7 WAREH
OWS COMMERCIAL FUNDING II, LTD	OWS COMMERCIAL MEZZ WAREHOUSE	OWS I ACQUISITIONS, LLC WH
OXFORD PROPERTIES WAREHOUSE	OXFORD PROPERTIES WAREHOUSE 2	PCRED LENDING II OFFSHORE WH
PCRED LENDING IV WAREHOUSE	PCRED LENDING V COMPANION	PCRED LENDING V WAREHOUSE
PCT 2016-PLSD	PDILS PCILS PFLEX (PIMCO)	PERSI WF WAREHOUSE
PFP 2019-5	PFP 2019-6 CLO	PFP 9 Sub 8, LP
PFP V SUB I LLC REPO	PFP V SUB II LLC	PFPIII
PGA 2023-RSRT	PILLAR FUNDING LLC WAREHOUSE	PIMCO (TOCU I LLC)
PIMCO (TOCU II AND GCCU II) WH	PIMCO Bermuda Trust II: Pimco Bermuda Income Fund	PIMCO FUND WAREHOUSE
PIMCO Funds: PIMCO Income Fund	PIMCO Funds: PIMCO Total Return Fund	POLC HOLDINGS I LLC MEZZ WH
POTOMAC TOWER 2022-1	PRIME PFP VI SUB I Warehouse	PRIME PFP VI SUB IX Warehouse
PRIME FINANCE CO 9 PFP 9 SUB 2	PRIME FINANCE PARTNERS II, L.P.	PRIME MORGAN STANLEY REPO
PRIME PFP (CAPITAL ONE REPO)	PRIME PFP (CITI REPO)	PRIME PFP VI SUB XI LLC
PRIME PFP VI WAREHOUSE	PROPHET WAREHOUSE	PSBAmherst Finance Construction WH
PUBLIC STORAGE	QCMT13QC	QFP II, LP (QUADRANT)
Quadrant Debt Fund, LP	Quadrant Mezz Fund, LP (approved-QMP Management LLC)	RAITH RE FUND I LP WAREHOUSE
RAMSFIELD (CVI ESJ LLC ) WAREHOUSE	RBSCF 2013-GSP	RBSCF 2013-SMV
RCC REAL ESTATE WAREHOUSE	RCP SUB WF REPO	Realterm Logistics Income Fund
REGIONS BANK WAREHOUSE	REMB Insurance Servicing	REMIC ASSET HOLDINGS WAREHOUSE
RESOURCE (RCC REAL ESTATE SPE	RESOURCE CAPITAL CORP. WAREHOUSE	RESOURCE CAPITAL REPO WAREHOUSE
RESOURCE REPO (WF) WAREHOUSE	RFR 2025 - SGRM	RIAL 2022-FL8
RIAL 2022-FL8 PARTICIPATION	RIALTO BARCLAY FSCREIT REPO	Rialto Real Estate Fund III-Debt LP
RIALTO REPO WITH WF	RIALTO RREF-IV D WAREHOUSE	RIALTO WAREHOUSE 2013
RIALTO/GOLDMAN REPO	RLCF Properties, LLC	RMF SUB 4 LLC (CITIREPO)
RMF SUB 5 (BARCLAYS REPO)	RMF SUB LLC WF REPO	RMF SUB2 LLC (RIALTO REPO)
ROC BRIDGE (BARCLAY REPO)	ROC DEBT STRATEGIES (BRIDGE RE)	ROC DEBT STRATEGIES II MORGAN
ROC DEBT STRATEGIES II WAREHOUSE	ROC DEBT STRATEGY FUND MANAGER LLC	ROCK 2024-CNTR
ROCK 2024-CNTR COMPANION	ROCKINCOME WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE
ROCKWOOD CAPITAL LLC	ROCKWOOD CAPITAL REAL ESTATE	ROCKWOOD CAPITAL, LLC (NORTHROCK)
RREF III RIALTO WAREHOUSE	RREF IV-D DLI FINANCE LLC	RREF IV-D DLI Finance LLC 2
RREF V - D DLI Finance, LLC	RREF V - D DLI Finance, LLC	RREF V - D DLI GS, LLC
RREF V D DLI WF, LLC	RSF XVI LLC PIMCO	SAMSUNG MEZZ LLC
SAPIR ORGANIZATION(1009 5TH AV	SAS WAREHOUSE 2013 (H2)	SCG 2023-NASH
SCG 2024-MSP	SCREDIT Mortgage Funding Sub -	SCREDIT Mortgage Funding Sub-1
SCREDIT Mortgage Funding Sub-2	SCREDIT Real Estate Capital, L	SCULPTOR CAF I
SCULPTOR WAREHOUSE	SDR 2024-DSNY	SFAVE 2015-5AVE
SG CAPITAL PARTNERS WAREHOUSE	SGCMS 2016-C5	SGCMS 2016-C5 COMPANION
SGCMS 2019-787E	SGCMS 2019-787E COMPANION	SGCMS 2020-COVE
SHELTER GROWTH FUND I MRA WH	SHELTER GROWTH HEDGE FUND WH	SHELTER GROWTH OPPORTUNITIES
SHELTER OPPORTUNITIES WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE	SILVERSTEIN WAREHOUSE
SINGERMAN (RIDGMAR MEZZ LOAN)	SL GREEN - JPM REPO	SL GREEN REALTY CORP/GRAMERCY
SL GREEN WAREHOUSE	SLG 2021-OVA	SLG Opportunistic Debt Fund LP
SMC 2017-TIME COMPANION	SOCIETE GENERALE WAREHOUSE	SOUND MARK HORIZONS FUND LP WAREHOUSE
SOUND POINT CRE FINANCE - AFLACCREUS	SOUND POINT CRE FINANCE - AFLACINC	SOUND POINT CRE FINANCE - AFLACNXTJP
SOUND POINT CRE FINANCE - AFLACNXTUS	SOUND POINT CRE FINANCE - SPTAFLAC	SOUND POINT CRE FINANCE -AFLACCREUS
SOVEREIGN BANK NA	SP OFFICE FUNDING LP (STARWOOD)	SPGN 2022-TFLM
SPREF WH II WF REPO	SPREF WH III (SILVERPEAK) COLUMN REPO	SPREF WH IV LLC (ARGENTIC)
SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	SREDS SK Mortgage Funding Sub-	SREDS SK MORTGAGE FUNDING SUB-
SREDS SK Real Estate Capital,	SREIT 2021-FLWR	SREIT 2021-IND
SREIT 2021-MFP	SREIT 2021-PALM	SRPT 2014-STAR
STARWOOD (JP MORGAN REPO)	STARWOOD CAP REPO	STARWOOD CITI REPO SUB 6
STARWOOD METLIFE REPO	STARWOOD MORT FUNDING-MORGAN STANLEY REP	STARWOOD MORT SUB 18 AND SUB 1
STARWOOD MORTGAGE CAPITAL WAREHOUSE	STARWOOD MORTGAGE FUNDING V LL	STARWOOD MORTGAGE VII (BMO)
STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	Starwood Property Mortgage Sub	Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC
STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	Starwood Property Mortgage Sub-21, LLC and Starwood Property Mortgage Sub-21-A LLC	STARWOOD SUB 14 REPO
STARWOOD SUB 22 -22A (BARCLAY	STARWOOD SUB 23 -23A (GOLDMAN)	STARWOOD SUB 24 -24A (BMO Harr
STARWOOD16 REPO	STRATEGIC ASSET SERVICES LLC W	STRATEGIC LAND JOINT VENTURE 2
STWD 2019-FL1	STWD 2019-FL1 COMPANION	STWD 2021-FL2
STWD 2021-FL2 COMPANION	STWD 2021-HTS	STWD 2021-LIH
STWD 2022-FL3	STWD 2022-FL3 COMPANION	SUMITOMO WAREHOUSE
TACONIC/AXONIC 4000 WAREHOUSE	TCO 2022-DPM	TCO 2024-DPM
TD BANK	TEACHERS INSURANCE & ANNUITY ASSOCIATION	TIMES SQUARE HOTEL TRUST
TMSQ 2014-1500	TOCU II LLC (PIMCO ENTITY)	TOCU II, LLC (PIMCO SLAM)
TOLIS CINCI WAREHOUSE	TRE SPCM SERIES II PORTFOLIO	TRIANGLE (NORTHSIDE-ROSSER DEB
TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)	TRIANGLE WAREHOUSE	TRT LENDING SUBSIDIARY II LLC WAREHOUSE
TSQ 2018-20TS COMPANION	TUEBOR TRS IV LLC	TUEBOR WAREHOUSE (LADDER)
TX Trust 2024-HOU	UBS 2012-C1	UBS 2017-C1
UBS 2017-C1 COMPANION	UBS 2017-C4	UBS 2017-C4 COMPANION
UBS 2017-C6	UBS 2017-C6 COMPANION	UBS 2017-C7
UBS 2017-C7 COMPANION	UBS 2018-C10	UBS 2018-C10 COMPANION
UBS 2019-C17	UBS 2019-C17 COMPANION	UBS 2019-C18
UBS 2019-C18 COMPANION	UBS-BARCLAYS 2012-C2	UBS-BARCLAYS 2012-C4
UBS-CITIGROUP 2011-C1	UBSCM 2018-NYCH	UCB07-1
US 2018-USDC	US BANK NA	VERTICAL CRE CDO
Vestas Qualified Investors Private RE Fund Invest Trust No. 35	VLS 2020-LAB	VNO 2012-6AVE
WACHOVIA 2004 C11	WACHOVIA 2004 C15	WACHOVIA 2004-C12
WACHOVIA 2005 C17	WACHOVIA 2005-C20	WACHOVIA 2005-C21
WACHOVIA 2006-C23	WACHOVIA 2006-C24	WACHOVIA 2006-C27
WACHOVIA 2006-C28	WACHOVIA 2006-C29	WACHOVIA 2006-C29 COMPANION
WACHOVIA 2007-C30	WACHOVIA 2007-C30 COMPANION	WACHOVIA 2007-C31
WACHOVIA 2007-C32	WACHOVIA 2007-C33	WACHOVIA 2007-C33 COMPANION
WACHOVIA 2007-C34	WACHOVIA 2007-WHALE 8 NON TRUST	WACHOVIA RED - TAX CREDIT
WACHOVIA STRUCTURED FINANCE	WB 2024-HQ	WBHT 2019-WBM
WEST TOWN MALL TRUST 2017-KNOX	WEST TOWN MALL TRUST 2017-KNOX COMPANION	WF LCC V LLC WAREHOUSE
WFB - BRIDGE LOANS	WFB - EVERBANK TRANSFER	WFB - PORTFOLIO
WFCF UCC/INSURANCE SERVICING	WFCF-Cap Fin Corp Canada	WFCF-Cap Fin LLC
WFCF-TradeCap Serv Inc	WFCF-UK London Branch	WFCM 2012-LC5
WFCM 2013-BTC	WFCM 2013-LC12	WFCM 2014-LC16
WFCM 2014-LC18	WFCM 2015-C26	WFCM 2015-C27
WFCM 2015-C28	WFCM 2015-C28 COMPANION	WFCM 2015-C29
WFCM 2015-C30	WFCM 2015-C31	WFCM 2015-C31 Companion
WFCM 2015-LC20	WFCM 2015-LC20 COMPANION	WFCM 2015-LC22
WFCM 2015-NXS1	WFCM 2015-NXS1 COMPANION	WFCM 2015-NXS2
WFCM 2015-NXS2 COMPANION	WFCM 2015-NXS3	WFCM 2015-NXS3 COMPANION
WFCM 2015-NXS4	WFCM 2015-P2	WFCM 2015-SG1
WFCM 2016-BNK1	WFCM 2016-BNK1 COMPANION	WFCM 2016-C32
WFCM 2016-C33	WFCM 2016-C34	WFCM 2016-C34 COMPANION
WFCM 2016-C35	WFCM 2016-C35 COMPANION	WFCM 2016-C36
WFCM 2016-C36 COMPANION	WFCM 2016-C37	WFCM 2016-C37 COMPANION
WFCM 2016-LC24	WFCM 2016-LC25	WFCM 2016-LC25 COMPANION
WFCM 2016-NXS5	WFCM 2016-NXS6	WFCM 2016-NXS6 COMPANION
WFCM 2017-C38	WFCM 2017-C38W	WFCM 2017-C39
WFCM 2017-C39 COMPANION	WFCM 2017-C40	WFCM 2017-C41
WFCM 2017-C42	WFCM 2017-C42 COMPANION	WFCM 2017-HSDB
WFCM 2017-RB1	WFCM 2017-RB1 COMPANION	WFCM 2017-RC1
WFCM 2017-SMP	WFCM 2018-1745	WFCM 2018-AUS
WFCM 2018-C43	WFCM 2018-C43 COMPANION	WFCM 2018-C44
WFCM 2018-C44 COMPANION	WFCM 2018-C45	WFCM 2018-C46
WFCM 2018-C46 COMPANION	WFCM 2018-C47	WFCM 2018-C47 COMPANION
WFCM 2018-C48	WFCM 2018-C48 COMPANION	WFCM 2019-C49
WFCM 2019-C50	WFCM 2019-C50 COMPANION	WFCM 2019-C51
WFCM 2019-C52	WFCM 2019-C52 COMPANION	WFCM 2019-C53
WFCM 2019-C53 COMPANION	WFCM 2019-C54	WFCM 2019-C54 COMPANION
WFCM 2019-JWDR	WFCM 2020-C55	WFCM 2020-C56
WFCM 2020-C57	WFCM 2020-C57 COMPANION	WFCM 2020-C58
WFCM 2021-C59	WFCM 2021-C59 COMPANION	WFCM 2021-C60
WFCM 2021-C61	WFCM 2021-C61 COMPANION	WFCM 2021-FCMT
WFCM 2021-SAVE	WFCM 2022-C62	WFCM 2022-C62 COMPANION
WFCM 2022-JS2	WFCM 2022-ONL	WFCM 2024-1CHI
WFCM 2024-5C1	WFCM 2024-5C1 COMPANION	WFCM 2024-5C2
WFCM 2024-5C2 COMPANION	WFCM 2024-BPRC	WFCM 2024-BPRC COMPANION
WFCM 2024-C63	WFCM 2024-C63 COMPANION	WFCM 2024-GRP
WFCM 2024-MGP (Fund XI)	WFCM 2024-MGP (Fund XII)	WFCM 2024-SVEN
WFCM 2025-5C3	WFCM 2025-5C3 Companion	WFCM 2025-C64
WFCM 2025-C64 COMPANION	WFCM WAREHOUSE	WFCM10C1 (PARTICIPATION)_BASIS
WFEF SHADOW LOANS #2	WFLD 2014-MONT	WFRBS 2011-C3
WFRBS 2011-C5	WFRBS 2012-C10	WFRBS 2012-C6
WFRBS 2012-C7	WFRBS 2012-C8	WFRBS 2012-C9
WFRBS 2013-C11	WFRBS 2013-C12	WFRBS 2013-C13
WFRBS 2013-C14	WFRBS 2013-C15	WFRBS 2013-C16
WFRBS 2013-C17	WFRBS 2013-C18	WFRBS 2013-UBS1
WFRBS 2014-C19	WFRBS 2014-C20	WFRBS 2014-C21
WFRBS 2014-C22	WFRBS 2014-C23	WFRBS 2014-C24
WFRBS 2014-C25	WFRBS 2014-LC14	WFRBS11C2
WFRBS11C2 (PARTICIPATION)_WEST RIVER	WFRBS11C4	WFRBS11C4 (COMPANION)_LIBERTYLIFE
WFRESCMHFS	WMRK 2022-WMRK	WPT 2017-WWP
WPT 2017-WWP COMPANION	YIELD STREET STANDALONE WAREHOUSE	YIELDSTREET WAREHOUSE
ARKANSAS DEVELOP. FINANCE AUTH	FANNIE MAE BOND CE	FANNIE MAE DUS CASH
FANNIE MAE DUS/MBS 30/360	Federal Home Loan Mortgage	Federal Home Loan Mortgage
Federal Home Loan Mortgage	Federal Home Loan Mortgage	FNMA-CASH 30/360
FNMA-CASH ACTUAL/360	FNMA-MBS 30/360	FNMA-MBS 5-50
FNMA-MBS ACTUAL/360	FREDDIE MAC - ARC70 TEBS II	FREDDIE MAC BOND CE
FREDDIE MAC BOND CE (DIRECT P)	G.N.M.A.	New York City Housing & Develo
NYC HOUSING DEVELOPMENT CORP	PRIVATE PLACEMENT TEBCE	U.S. BANK TRUST NATIONAL ASSN.
US Bank FBO Baird Strategic

APPENDIX B
Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsibl e Party	Performed by vendor(s) for which the Company is NOT the Responsibl e Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports

(A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X1
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X		X2
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

1 There were no activities performed during the Period with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

2 The Company has determined that servicing criterion 1122(d)(4)(xi) is applicable to the activities the Company performs with respect to the Platform, except for certain tax payment activities that the Company has engaged a third party to perform. The third party, CoreLogic Solutions, LLC, provided a separate Reg AB 1122(d) assertion and attestation report for their tax payment activities during the Period as they relate to servicing criterion 1122(d)(4)(xi).